AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR I AND II
FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED FEBRUARY 27, 2001 TO
PROSPECTUS DATED NOVEMBER 1, 2000
AS SUPPLEMENTED DECEMBER 1, 2000

          Effective February 28, 2001 American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of reflecting that AGL intends to make available Platinum Investor I Policies only in Montana, New Jersey and Vermont with certain exceptions.

          On Page 3 of the prospectus, a new third paragraph is being added to the section titled "Guide to this Prospectus". This new paragraph reads as follows:

          AGL will only accept Platinum Investor I Policy applications after February 28, 2001 in the states of Montana, New Jersey and Vermont with the following exceptions:

    In the states of Massachusetts, Pennsylvania and Utah, AGL will accept applications until March 31, 2001; and
    Platinum Investor I will continue to be available for pension plan sales in all states.

          Policy owners who have applied for Platinum I Policies prior to February 28, 2001 (and March 31, 2001 in Massachusetts, Pennsylvania and Utah) will continue to have all their rights as Policy owners under Platinum Investor I Policies.

          In AGL's May 1, 2001 prospectus for the Policies, AGL will provide you with additional information on the availability of Platinum Investor I Policies.